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Exhibit 99.1

[INGEN LOGO]
285 E. County Line Road, Calimesa California 92320
(800) 259-9622     FAX: (800) 777-1186


                             DISTRIBUTION AGREEMENT

 This Agreement made effective as of this 1st day of December, 2006, by and Between MedOx, Corporation, a California Corporation, further referred to as the ("Contractor") whose principal address is 23404 Lyons Avenue, Suite 191, Newhall, California 91321; and INGEN TECHNOLOGIES, INC., A Nevada Corporation, further referred to as the ("Company"), whose principal address is 35193 Avenue A, Yucaipa, California 92399 , and is made with reference to the following.

                                    RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a global basis. Said products and services are inclusive of, but not limited to, vestibular function testing and balance testing, referred to as "Secure Balance(TM)", OxyAlert(TM) and OxyView(TM).

B. The Company desires to engage the services of the Contractor to distribute OxyView(TM) as described in Exhibit-A. The Company authorizes domestic and export rights to the Contractor for all sales of OxyView(TM).

C. The Contractor has the expertise, knowledge and resources for development and implementation of the distribution of OxyView(TM) products and agrees to and accepts to sell the OxyView(TM) products on a "best efforts" basis.

D. The Company will provide product, installation, training, advertising & market assistance, promotional materials and other developmental documentation used to promote said products and services in accordance to all laws of which govern the Company in this type of industry.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for developing and promoting said services as described in the above recitals for the purpose of establishing sales of Secure Balance(TM) products and services, and as such, the Contractor desires to distribute the OxyView(TM) products and services provided by the Company.


NOW, THEREFORE, the Parties mutually agree as follows:


1. In consideration of the Contractor furnishing the expertise, knowledge and other resources in providing said services and market assistance as set forth in the above recitals hereof;

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         a)       The Company agrees to pay the Contractor 4% (four percent) of all OxyView revenues, less the Contractor's selling price to the customer. An ongoing percentage shall be paid to the Contractor by the Company for results of growing a global sales organization.

         b) If the Contractor sells one million OxyView(TM) units, the Company will issue a total of 2,000,000 restricted common shares to the Contractor according to the following schedule. This issuance is only for the first one milliion units sold and does not constitute an ongoing issuance for additional sales of OxyView(TM).

         c) The Contractor will receive $60,000 for the first six months in payments of $10,000 per month. After the first six months, these payments will discontinue.

         d) The Contractor will determine the customer price. The Contractor has the right to set pricing directly with his customer and the customer will purchase directly from the Company. The Contractor and the Company will negotiate pricing set for the Contractor, and the Contractor will receive 4% of the Contractor pricing and 100% of the difference between the Contractor price and the Customer price for each individual Customer. The Customer pricing may vary from customer to customer. At no time shall the Contractor price exceed or be greater than the customer price. The Company is responsible to initially discuss all Customer pricing with the Contractor, and the Company agrees not to discuss pricing with the Customer until the Contractor has discussed pricing the Customer. The term "Customer" means that the Contractor has established a direct relationship/contact with a customer, and does not mean that all customers are property of the Contractor. Each customer that is a contact of the Contractor will be verified in writing between the Company and the Contractor. The Contractor will be paid 7 days after receipt of all money received from the Customer and for each transaction, accordingly.

2. The Company authorizes the Contractor, and any of his sub-marketing groups, to market, promote and sell the products and services of the Company as described in Exhibit-A. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. As a part of the services specified herein, the Contractor accepts the above considerations and understands his/her rights to sell said products within the United States and abroad. The Contractor agrees to provide his/her "best efforts" to distribute and sell the OxyView(TM) products and services.

4. The Company holds harmless and indemnifies MedOx Corporation and Jeffrey Gleckman from all liabilities associated with any claims or lawsuits. The Company agrees to include MedOx Corporation and Jeffrey Gleckman as an additionally insured party to the Company product liability insurance coverage.

5. Except for the amounts paid to the Contractor as stated in paragraph-1 and within the Recitals herein, the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. All costs and expenses incurred by the Contractor in rendering said services shall be reimbursed or advanced by the Company only upon written authorization to the Contractor by the Company.

6. The Company agrees to provide full and proper assistance to the Contractor inclusive of administrative support, technical support, and professional support on a best efforts basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

7. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.

8. The relationship between both parties created by this Agreement is that of principal ("the Company") and Outside Contractor ("the Contractor") in that the time spent and the professional manner in which the services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide the resources and expertise under the terms and conditions setforth herein.

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9.       During the term of this Agreement the Contractor does not have the right to promote services, either directly and/or indirectly, to any entity that has a similar products as provided by the Company for the duration of this Agreement.

10. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

         In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

          In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

11. This Agreement shall continue in effect for a period of three years (3-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement can only be terminated by breech of contract. One or both parties must submit, in writing, with a 30 day notice, any termination.

12. This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.

13. No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

14. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

15. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

16. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

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17.      Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

18. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.


                  Company:                        Scott Sand, CEO & Chairman
                                                  Ingen Technologies, Inc.
                                                  285 E. County Line Rd.
                                                  Calimesa, CA 92320
                                                  (800) 259-9622
                                                  Tax ID No. 88-0429044

                  Contractor:                     Jeff Gleckman
                                                  MedOx, Corpration
                                                  23404 Lyons Avenue, Suite 191
                                                  Newhall, CA 91321
                                                  (661) 510-3559

19. This Agreement shall be governed and construed in accordance with laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement setforth herein.



         The Contractor:

                           // signed                            12-1-06
                           ---------------                      -------
                           Jeff Gleckman                         Date




         The Company:


                           // signed                           December 1, 2006
                           --------------------------          ----------------
                           Scott Sand, CEO                              Date
                           Ingen Technologies, Inc.

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                                    EXHIBIT-A
                          PRODUCT LIST SOLD TO CUSTOMER

OXYVIEW(TM)

OxyView(TM), with a US Patent Pending, is a pneumatic gauge that measures oxygen flow-rate close to the patient and near the canula. OxyView(TM) provides a fast and convenient way to quickly determine flow-rate and the assurance that the patient is receiving the proper amount of oxygen needed. This product enhances the safety, assurance and accuracy of hospitalized patients, surgical patients and patients prescribed outpatient oxygen therapy from any oxygen delivery source. OxyView(TM) is a lightweight pneumatic gauge that is easily attached to the oxygen tubing just below the neck and close to the patient. OxyView(TM) will conveniently inform the hospital staff or care-giver of any leak or inaccuracy between the delivery source and the patient. OxyView(TM) will allow for improved patient care.

ADVANTAGES OF OXYVIEW(TM)

         o        Lightweight pneumatic gauge that measures oxygen flow-rate

         o Attaches easily to oxygen tubing just below neck and close to the patient

         o Eliminates discrepancy by measuring oxygen flow rate near the patient not the source.

         o        Uses no batteries and is reliable

         o        Clean packaging and Disposable for hospital use

         o        For use in hospitals, surgical rooms and outpatient therapy

                        [PHOTO OF PATIENT USING OXYVIEW]

         OxyView(TM), with US Patent Pending, is a pneumatic gauge that quickly measures oxygen flow-rate close to the patient.

                           [PHOTO OF PNEUMATIC GAUGE]

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         OxyView(TM) is a reliable lightweight pneumatic gauge that measures oxygen flow-rate.

                        [PHOTO OF PATIENT USING OXYVIEW]


         OxyView(TM) enhances the safety, assurance and accuracy of hospitalized and surgical patients being administered oxygen from any source. It could quickly inform any medical staff of any leak or inaccuracy between the delivery source and the patient.

                           [PHOTO OF PNEUMATIC GAUGE]


         Oxyview(TM) allows for fast and reliable measurement of oxygen flow-rate.

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